THE RBB FUND, INC.

                       SUPPLEMENT DATED DECEMBER 11, 2000
                                       TO
                         BOSTON PARTNERS FAMILY OF FUNDS
                         INSTITUTIONAL CLASS PROSPECTUS

               DATED DECEMBER 1, 1999 (AS REVISED MARCH 28, 2000)

         Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

         The paragraph "Primary Investment Strategies" in the section entitled "Boston Partners Bond Fund" on page 19 is revised as follows:

         The Fund invests (during normal market conditions) at least 75% of its total assets at the time of purchase in bonds, including corporate debt obligations and mortgage-backed and asset-backed securities (collectively, "Debt Securities") rated investment-grade or better at the time of purchase by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or which are similarly rated by another nationally recognized statistical rating organization ("Rating Organization"). The Fund may also purchase Debt Securities which are unrated but deemed by Boston Partners Asset Management L.P. (the "Adviser") to be comparable in quality to investment-grade instruments. The Fund may invest up to 25% of its total assets at the time of purchase in Debt Securities rated "Ba" and "B" by Moody's or "BB" and "B" by S&P or which are similarly rated by another Rating Organization (i.e., high yield, high risk securities) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. The Fund may invest up to 50% of its total assets at the time of purchase in U.S. government obligations, and 15% of its total assets at the time of purchase in convertible securities.

The following language is added to the "Key Risks" section on page 19:

         The value of debt securities depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. Government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuer, and still others are supported by the issuer's own credit.

         Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

         The paragraph "Primary Investment Strategies" on page 24 in the section entitled "Boston Partners Long/Short Equity Fund" is revised as follows:

         The Fund invests in long positions in stocks identified by Boston Partners Asset Management L.P. (the "Adviser") as undervalued and short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has minimal net exposure to the United States equity market generally and low to neutral exposure to specific industries, specific market capitalization ranges (e.g., large cap, mid cap and small cap) and certain other factors.

         The following language is added to the "Key Risks" section on page 25:

         Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

         The paragraph "BOSTON PARTNERS BOND FUND" on page 29 in the section entitled "Management" is revised as follows:

         The day-to-day portfolio management of the Fund is the responsibility of William R. Leach who is a senior portfolio manager of the Adviser and Chairman of the Fixed Income Strategy Committee. Prior to joining the Adviser in April 1995, Mr. Leach was employed by the Boston Company Asset Management, Inc. from 1988 through April 1995 where he was a senior portfolio manager and Director of the Fixed Income Strategy Committee. Mr. Leach has over 16 years of investment experience and is a CFA. Mr. Leach will be assisted by Joseph F. Feeney, Jr. and Michael A. Mullaney. Mr. Feeney is a Fixed Income Portfolio Manager with the Adviser and also a CFA. Prior to joining the Adviser in April 1995, he was Assistant Vice President and Mortgage-backed Securities Portfolio Manager for Putnam Investments. Mr. Mullaney is a Fixed Income Portfolio Manager who joined the Adviser in June 1997. From 1984 to 1997, he was employed at Putnam Investments, most recently as Managing Director and Senior Investment Strategist, specializing in portfolio strategy and management. His prior experience included a position as a senior Consultant from 1981 to 1983 with Chase Econometrics/Interactive Data Corporation, where he focused on quantitative methodologies in fixed income and equity management. He has over 16 years of investment experience. For the fiscal year ended August 31, 1999, the Fund paid 0% (expressed as a percentage of average net assets) to the Adviser for its services.

                               THE RBB FUND, INC.

                       SUPPLEMENT DATED DECEMBER 11, 2000
                                       TO
                         BOSTON PARTNERS FAMILY OF FUNDS
                            INVESTOR CLASS PROSPECTUS

               DATED DECEMBER 1, 1999 (AS REVISED MARCH 28, 2000)


         Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

         The paragraph "Primary Investment Strategies" in the section entitled "Boston Partners Bond Fund" on page 17 is revised as follows:

         The Fund invests (during normal market conditions) at least 75% of its total assets at the time of purchase in bonds, including corporate debt obligations and mortgage-backed and asset-backed securities (collectively, "Debt Securities") rated investment-grade or better at the time of purchase by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or which are similarly rated by another nationally recognized statistical rating organization ("Rating Organization"). The Fund may also purchase Debt Securities which are unrated but deemed by Boston Partners Asset Management L.P. (the "Adviser") to be comparable in quality to investment-grade instruments. The Fund may invest up to 25% of its total assets at the time of purchase in Debt Securities rated "Ba" and "B" by Moody's or "BB" and "B" by S&P or which are similarly rated by another Rating Organization (i.e., high yield, high risk securities) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. The Fund may invest up to 50% of its total assets at the time of purchase in U.S. government obligations, and 15% of its total assets at the time of purchase in convertible securities.

The following language is added to the "Key Risks" section on page 17:

         The value of debt securities depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. Government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuer, and still others are supported by the issuer's own credit.

         Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

         The paragraph "Primary Investment Strategies" on page 21 in the section entitled "Boston Partners Long/Short Equity Fund" is revised as follows:

         The Fund invests in long positions in stocks identified by Boston Partners Asset Management L.P. (the "Adviser") as undervalued and short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has minimal net exposure to the United States equity market generally and low to neutral exposure to specific industries, specific market capitalization ranges (e.g., large cap, mid cap and small cap) and certain other factors.

         The following language is added to the "Key Risks" section on page 22:

         Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.


         The paragraph "BOSTON PARTNERS BOND FUND" on page 26 in the section entitled "Management" is revised as follows:

         The day-to-day portfolio management of the Fund is the responsibility of William R. Leach who is a senior portfolio manager of the Adviser and Chairman of the Fixed Income Strategy Committee. Prior to joining the Adviser in April 1995, Mr. Leach was employed by the Boston Company Asset Management, Inc. from 1988 through April 1995 where he was a senior portfolio manager and Director of the Fixed Income Strategy Committee. Mr. Leach has over 16 years of investment experience and is a CFA. Mr. Leach will be assisted by Joseph F. Feeney, Jr. and Michael A. Mullaney. Mr. Feeney is a Fixed Income Portfolio Manager with the Adviser and also a CFA. Prior to joining the Adviser in April 1995, he was Assistant Vice President and Mortgage-backed Securities Portfolio Manager for Putnam Investments. Mr. Mullaney is a Fixed Income Portfolio Manager who joined the Adviser in June 1997. From 1984 to 1997, he was employed at Putnam Investments, most recently as Managing Director and Senior Investment Strategist, specializing in portfolio strategy and management. His prior experience included a position as a senior Consultant from 1981 to 1983 with Chase Econometrics/Interactive Data Corporation, where he focused on quantitative methodologies in fixed income and equity management. He has over 16 years of investment experience. For the fiscal year ended August 31, 1999, the Fund paid 0% (expressed as a percentage of average net assets) to the Adviser for its services.

                                 BOSTON PARTNERS
                                 FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.

                       Institutional and Investor Classes

                      Boston Partners Large Cap Value Fund
                       Boston Partners Mid Cap Value Fund
                     Boston Partners Small Cap Value Fund II
                            Boston Partners Bond Fund
                     Boston Partners Long/Short Equity Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 1999
                (AS REVISED MARCH 31, 2000 AND DECEMBER 11, 2000)

         This Statement of Additional Information ("SAI") provides information about the Boston Partners Large Cap Value Fund (the "Large Cap Value Fund"), Boston Partners Mid Cap Value Fund (the "Mid Cap Value Fund"), Boston Partners Small Cap Value Fund II (the "Small Cap Value Fund"), Boston Partners Bond Fund (the "Bond Fund") and the Boston Partners Long/Short Equity Fund (formerly the Boston Partners Market Neutral Fund) (the "Long/Short Equity Fund") (each a "Fund" and collectively, the "Funds") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information contained in Boston Partners Family of Funds Prospectus dated December 1, 1999 (as revised March 28, 2000) (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Funds' Annual Report dated August 31, 2000. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectus and Annual Report may be obtained by calling toll-free (888) 261-4073.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION............................................................1

INVESTMENT INSTRUMENTS AND POLICIES............................................1

INVESTMENT LIMITATIONS........................................................20

MANAGEMENT OF THE COMPANY.....................................................24
         Directors and Officers...............................................24
         Directors' Compensation..............................................26

CONTROL PERSONS...............................................................27

INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS..................34
         Advisory Agreements..................................................34
         Custodian and Transfer Agency Agreements.............................37
         Administration Agreement.............................................37
         Distribution Agreement...............................................39
         Administrative Services Agent........................................41

PORTFOLIO TRANSACTIONS........................................................42

PURCHASE AND REDEMPTION INFORMATION...........................................43

VALUATION OF SHARES...........................................................46

PERFORMANCE INFORMATION.......................................................46

TAXES.........................................................................49

ADDITIONAL INFORMATION CONCERNING RBB SHARES..................................50

MISCELLANEOUS.................................................................52
         Counsel..............................................................52
         Independent Accountants..............................................52

FINANCIAL STATEMENTS..........................................................52

APPENDIX A...................................................................A-1

                             GENERAL INFORMATION

         RBB was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to Institutional and Investor Shares representing interests in the diversified Funds offered by the Prospectus dated December 1, 1999 (as revised March 28, 2000).

                       INVESTMENT INSTRUMENTS AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

         EQUITY MARKETS.

         The Funds, with the exception of the Bond Fund, invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

         MICRO CAP, SMALL CAP AND MID CAP STOCKS.

         Securities of companies with micro, small and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro, small and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro, small and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro, small and mid cap stocks are frequently negligible. Moreover, micro, small and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro, small and mid cap companies tend to be more volatile than those of large cap companies. The market for micro and small cap securities may be thinly traded and as a result, greater fluctuations in the price of micro and small cap securities may occur.

         MARKET FLUCTUATION.

         Because the investment alternatives available to each Fund may be limited by the specific objectives of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single fund should not be considered a complete investment program.

         LENDING OF PORTFOLIO SECURITIES.

         Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Funds' investment adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

         BORROWING.

         The Long/Short Equity Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of a fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund's short sales and related borrowing are not subject to the restrictions outlined above.

         INDEXED SECURITIES.

         The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. Each of the Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities.

         REPURCHASE AGREEMENTS.

         The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.

         The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities. The Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Funds do not presently intend to engage in reverse repurchase transactions involving more than 5% of each Fund's respective net assets. The Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds do not presently intend to engage in dollar roll transactions involving more than 5% of each Fund's respective net assets.

         PURCHASE WARRANTS

         The Funds, with the exception of the Bond Fund, may invest up to 5% of its net assets in purchase warrants. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         U.S. GOVERNMENT OBLIGATIONS.

         The Funds may purchase U.S. Government agency and instrumentality obligations that are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association and the Federal Loan Banks. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are. U.S. Government obligations that are backed by the full faith and credit of the U.S. Government are subject to interest rate risk.

         Each Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. The Large Cap Value, Mid Cap Value and Small Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in U.S. Government obligations. The Bond Fund does not presently intend to invest more than 50% of its net assets in U.S. Government obligations.

         ILLIQUID SECURITIES.

         A Fund may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements that have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         Each Fund may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Funds' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Adviser will monitor the liquidity of restricted securities held by a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         SECURITIES OF UNSEASONED ISSUERS.

         The Market Neutral Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities would not exceed 25% of the Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

         CONVERTIBLE SECURITIES.

         The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

         A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Bond Fund does not presently intend to invest more than 15% of its net assets, and the Large Cap Value, Mid Cap Value, Small Cap Value and Long/Short Equity Funds do not presently intend to invest more than 5% of each Fund's respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

         HEDGING INVESTMENTS.

         At such times as the Adviser deems it appropriate and consistent with a Fund's investment objective, the Large Cap Value, Mid Cap Value, Small Cap Value and Bond Funds may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in a Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

         FUTURES CONTRACTS.

         The Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in financial futures contracts with respect to those securities listed on the S & P 500 Stock Index ("Index Futures"). The Bond Fund may enter into futures contracts based on various securities (such as U.S. Government Securities), foreign securities, securities indices and other financial instruments and indices. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

         The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

         There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The Large Cap Value, Mid Cap Value, Small Cap Value and Bond Funds do not presently intend to invest more than 5% of each Fund's respective net assets in futures contracts.

         OPTIONS ON FUTURES.

         The Large Cap Value, Mid Cap Value and Small Cap Value Funds may purchase and write call and put options on futures contracts with respect to those securities listed on the S & P 500 Stock Index and enter into closing transactions with respect to such options to terminate an existing position. The Bond Fund may purchase and write call and put options on futures contracts based on various securities (such as U.S. Government Securities), foreign securities, securities indices and other financial instruments and indices. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Funds may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when a Fund is not fully invested.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         There is no assurance that a Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be imperfect correlations (or no correlations) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Such imperfect correlations could have an impact on the Fund's ability to effectively hedge its securities. The Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in options on futures.

         BANK AND CORPORATE OBLIGATIONS.

         Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         Each Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

         COMMERCIAL PAPER.

         Each Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating symbols are described in Appendix "A" hereto. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Funds' Adviser pursuant to guidelines approved by the Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

         FOREIGN SECURITIES.

         Each of the Funds may invest in foreign securities (including equity securities of foreign issuers trading in U.S. Markets), either directly or indirectly through American Depository Receipts and through European Depository Receipts. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

         The Bond Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The Bond Fund may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank and the European Investment Bank. The Bond Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Euro bonds (bonds not issued in the country (and possibly not in the currency) of the issuer).

         SHORT SALES.

         The Long/Short Equity Fund may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See "Futures and Options" above.

         The Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of a Fund's net assets.

         SHORT SALES "AGAINST THE BOX."

         In addition to the short sales discussed above, the Long/Short Equity Fund may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds' net assets.

         In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute a Fund's long position. The Funds will not engage in short sales against the box for speculative purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year. The original long position must also be held for the sixty days after the short position is closed.) In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

         EUROPEAN CURRENCY UNIFICATION.

         Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

         This change is likely to significantly impact the European capital markets in which the Funds may invest and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

         ADDITIONAL INFORMATION ON BOND FUND INVESTMENTS.

         The Adviser will select certain mortgage-backed and asset-backed securities which it believes have better risk/return characteristics versus other fixed income instruments. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers. Asset-backed securities represent pools of other assets (such as automobile installment purchase obligations and credit card receivables) similarly assembled for sale by private issuers.

         MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities for forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

         ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments.

         The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         FORWARD CURRENCY TRANSACTIONS. The Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. The Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

         The transaction costs to the Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and the Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

         At or before the maturity of a forward sale contract, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow the Fund to establish a rate of exchange for a future point in time.

         The Fund may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to precisely match the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Adviser may purchase or sell forward foreign currency exchange contracts for the Fund for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value.

         A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

         STRIPPED SECURITIES. The Federal Reserve has established an investment program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered under this program. This program allows the Fund to be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

         In addition, the Fund may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.

         MONEY MARKET INSTRUMENTS. The Fund may invest in "money market instruments," for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the

Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

         DURATION. Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, during normal market conditions the Fund's average effective duration will generally be within 5% of the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond that pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.


                             INVESTMENT LIMITATIONS

         The Funds have adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Funds' outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund. Each Fund's investment goals and strategies described in the Prospectuses may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. Each Fund may not:

         1. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements and the Bond, Large Cap Value, Mid Cap Value and Small Cap Value Funds may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund's respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the Large Cap Value, Mid Cap Value and Long/Short Equity Funds, there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. However, with respect to the Large Cap Value, Mid Cap Value and Long/Short Equity Funds, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing, provided that for the Long/Short Equity Fund: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the Large Cap Value and Mid Cap Value Funds, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap Value, Large Cap Value and Bond Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

         2. Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

         3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or
               (b) in real estate investment trusts;

         5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

         6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

         7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); or

         8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

         For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

         In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund is subject to the following nonfundamental limitations. The Long/Short Equity Fund may not:

         1. Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

         2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of short sales, options, futures contracts, options on futures contracts and forward contracts.

         The Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

         Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

         If a percentage restriction under one of a Fund's investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                            MANAGEMENT OF THE COMPANY

         DIRECTORS AND OFFICERS.

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------
Arnold M. Reichman - 51                         Director                          Chief Operating Officer of Warburg Pincus
c/o 400 Bellevue Parkway                                                          Asset Management, Inc., Executive Officer
Wilmington, DE  19809                                                             and Director of Counsellors Securities Inc.
                                                                                  and Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc. until September 15, 1999;
                                                                                  Prior to 1997, Managing Director of Warburg
                                                                                  Pincus Asset Management, Inc.

*Robert Sablowsky - 61                          Director                          Executive Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 64                           Director                          Since 1963, Executive Vice President,
Fox Chase Cancer Center                                                           Fox Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

*Marvin E. Sternberg - 65                       Director                          Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Technologies, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                          Director                          Director and Vice Chairman, since 1969
Comcast Corporation                                                               Comcast Corporation (cable television and
1500 Market Street                                                                communications); Director, Comcast U.K.
35th Floor
Philadelphia, PA  19102

                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                        POSITION WITH FUND                DURING PAST FIVE YEARS
------------------------                        ------------------                ----------------------

Donald van Roden - 75                           Director and Chairman of          Self-employed businessman.  From February
1200 Old Mill Lane                              the Board                         1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals);  Director  AAA
                                                                                  Mid-Atlantic    (auto   service);
                                                                                  Director, Keystone Insurance Co.

Edward J. Roach - 75                            President and Treasurer           Certified Public Accountant; Vice Chairman
400 Bellevue Parkway                                                              of the Board, Fox Chase Cancer Center;
Wilmington, DE  19809                                                             Trustee Emeritus, Pennsylvania School for
                                                                                  the Deaf; Trustee Emeritus,
                                                                                  Immaculata College; President or
                                                                                  Vice President and Treasurer of
                                                                                  various investment companies
                                                                                  advised by subsidiaries of PNC
                                                                                  Bank Corp. (1981-1997); Treasurer
                                                                                  of Chestnut Street Exchange Fund;
                                                                                  Vice President and Treasurer of
                                                                                  Independence Square Income
                                                                                  Securities, Inc.; Director of the
                                                                                  Bradford Funds, Inc.

* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.


         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         DIRECTORS' COMPENSATION.

         The Company currently pays directors $15,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                                             AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                                         COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON        FUND AND FUND COMPLEX
    NAME OF PERSON/POSITION                  REGISTRANT       PART OF FUND EXPENSES        RETIREMENT           PAID TO DIRECTORS
    ----------------------------------- --------------------- ----------------------- --------------------- ------------------------

    Julian A. Brodsky, Director               $19,250                  N/A                    N/A                    $19,250
    Francis J. McKay, Director                $16,750                  N/A                    N/A                    $16,750
    Arnold M. Reichman, Director              $     0                  N/A                    N/A                    $     0
    Robert Sablowsky, Director                $18,250                  N/A                    N/A                    $18,250
    Marvin E. Sternberg, Director             $19,250                  N/A                    N/A                    $19,250
    Donald van Roden, Director and            $25,250                  N/A                    N/A                    $25,250
    Chairman

         On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the Distributor currently receives any compensation from the Company.

                                 CONTROL PERSONS

         As of November 17, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning Fund Shares" above. The Company does not know whether such persons also beneficially own such shares.

---------------------------------------- -------------------------------------------------- ------------------------
                                         SHAREHOLDER NAME
FUND NAME                                AND ADDRESS                                        PERCENTAGE OF FUND HELD
---------------------------------------- -------------------------------------------------- ------------------------
BEDFORD MUNICIPAL MONEY MARKET           Gabe Nechamkin                                              7.40%
                                         27 Muchmore Road
                                         Harrison, NY 10528-1109
---------------------------------------- -------------------------------------------------- ------------------------
CASH PRESERVATION MONEY MARKET           Harold T. Erfer                                            6.349%
                                         414 Charles Ln.
                                         Wynnewood, PA 19096
---------------------------------------- -------------------------------------------------- ------------------------
                                         Marian E. Kunz                                             15.602%
                                         52 Weiss Ave.
                                         Flourtown, PA 19031
---------------------------------------- -------------------------------------------------- ------------------------
                                         Karen M. McElhinny and                                     8.227%
                                           Contribution Account
                                         4943 King Arthur Dr.
                                         Erie, PA 16506
---------------------------------------- -------------------------------------------------- ------------------------
                                         Luanne M. Garvey and Robert J. Garvey                      15.438%
                                         2729 Woodland Ave.
                                         Trooper, PA 19403
---------------------------------------- -------------------------------------------------- ------------------------
                                         John Robert Estrada and                                    5.260%
                                           Shirley Ann Estrada
                                         1700 Raton Dr.
                                         Arlington, TX 76018
---------------------------------------- -------------------------------------------------- ------------------------
                                         Dominic and Barbara Pisciotta and Successors in            12.785%
                                         Tr. Under the Dominic Trst. And Barbara
                                         Pisciotta Caring Tr. Dtd. 01/24/92
                                         207 Woodmere Way
                                         St. Charles, MO 63303
---------------------------------------- -------------------------------------------------- ------------------------
                                         Michael W. Preble                                          7.456%
                                         1505 W. Cheyenne Dr.
                                         Chandler, AZ 85224
---------------------------------------- -------------------------------------------------- ------------------------
                                         Anthony K. Bailey and Laura A. Bailey                      5.085%
                                         5819 E. 35th Street
                                         Tucson, AZ 85711
---------------------------------------- -------------------------------------------------- ------------------------
SANSOM STREET MONEY MARKET               Saxon and Co.                                              65.047%
                                         FBO Paine Webber
                                         A/C 32 32 400 4000038
                                         P.O. Box 7780 1888
                                         Phila., PA 19182
---------------------------------------- -------------------------------------------------- ------------------------

---------------------------------------- -------------------------------------------------- ------------------------
                                         SHAREHOLDER NAME
FUND NAME                                AND ADDRESS                                        PERCENTAGE OF FUND HELD
---------------------------------------- -------------------------------------------------- ------------------------
                                         Saxon and Co.                                              34.953%
                                         c/o PNC Bank, N. A.
                                         F3-F076-02-2
                                         200 Stevens Drive
                                         Ste. 260/ACI
                                         Lester, PA 19113
---------------------------------------- -------------------------------------------------- ------------------------
CASH PRESERVATION                        Gary L. Lange and Susan D. Lange                           72.206%
MUNICIPAL MONEY MARKET                   JT TEN
                                         837 Timber Glen Ln.
                                         Ballwin, MO 63021-6066
---------------------------------------- -------------------------------------------------- ------------------------
                                         Mark Koehler and Suzanne Koehler                           5.800%
                                         JT TEN WROS
                                         3925 Bower St.
                                         St. Louis, MO 63116
---------------------------------------- -------------------------------------------------- ------------------------
RBB SELECT MONEY MARKET                  Warburg Pincus Capital                                     10.649%
                                           Appreciation Fund
                                         Attn. Joe Gajewski / PFPC, Inc.
                                         MS W3-F400-03-2
                                         400 Bellevue Parkway
                                         Wilmington, DE 19809
---------------------------------------- -------------------------------------------------- ------------------------
                                         Warburg Pincus Emerging Growth Fund                        21.770%
                                         Attn. Joe Gajewski / PFPC, Inc.
                                         MS W3-F400-03-2
                                         400 Bellevue Parkway
                                         Wilmington, DE 19809
---------------------------------------- -------------------------------------------------- ------------------------
                                         Warburg Pincus Growth & Income Fund                        6.831%
                                         Attn. Joe Gajewski / PFPC, Inc.
                                         MS W3-F400-03-2
                                         400 Bellevue Parkway
                                         Wilmington, DE 19809
---------------------------------------- -------------------------------------------------- ------------------------
                                         Warburg Pincus Trust Small Company Growth                  12.161%
                                         Portfolio
                                         Attn. Joe Gajewski / PFPC, Inc.
                                         MS W3-F400-03-2
                                         400 Bellevue Parkway
                                         Wilmington, DE 19809
---------------------------------------- -------------------------------------------------- ------------------------
                                         Warburg Pincus Trust-International                         15.203%
                                         Equity Portfolio
                                         Attn. Joe Gajewski / PFPC, Inc.
                                         MS W3-F400-03-2
                                         400 Bellevue Parkway
                                         Wilmington, DE 19809
---------------------------------------- -------------------------------------------------- ------------------------
                                         Warburg Pincus Japan Growth Fund                           5.365%
                                         Attn. Joe Gajewski / PFPC, Inc.
                                         MS W3-F400-03-2
                                         400 Bellevue Parkway
                                         Wilmington, DE 19809
---------------------------------------- -------------------------------------------------- ------------------------

                                      -28-

---------------------------------------- -------------------------------------------------- ------------------------
                                         SHAREHOLDER NAME
FUND NAME                                AND ADDRESS                                        PERCENTAGE OF FUND HELD
---------------------------------------- -------------------------------------------------- ------------------------

                                         Warburg Pincus Institutional Fund                          12.823%
                                         Japan Small Company Fund
                                         Attn: Joe Gajewski/PFPC Inc.
                                         MS W3-F400-03-2
                                         400 Bellevue Parkway
                                         Wilmington, DE 19809
---------------------------------------- -------------------------------------------------- ------------------------
                                         Warburg Pincus Institutional Fund                          6.290%
                                         International Equity Portfolio
                                         Attn: Joe Gajewski/PFPC Inc.
                                         MS W3-F400-03-2
                                         400 Bellevue Parkway
                                         Wilmington, DE 19809
---------------------------------------- -------------------------------------------------- ------------------------
N/I MID CAP FUND                         Charles Schwab & Co. Inc                                   11.431%
                                         Special Custody Account for the Exclusive
                                         Benefit of Customers
                                         Attn: Mutual Funds A/C 3143-0251
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------- -------------------------------------------------- ------------------------
                                         Gerald T. Reilly                                           11.249%
                                         TRST RCAB Collective Investors Partnership
                                         U/A DTD 9/19/95
                                         2121 Commonwealth Avenue
                                         Brighton, MA 02135
---------------------------------------- -------------------------------------------------- ------------------------
                                         Janis Claflin, Bruce Fetzer                                9.068%
                                           and Winston Franklin
                                         Robert Lehman Trst.
                                         The John E. Fetzer Institute, Inc.
                                         U/A DTD 06-1992
                                         Attn: Christina Adams
                                         9292 West KL Ave.
                                         Kalamazoo, MI 49009
---------------------------------------- -------------------------------------------------- ------------------------
                                         Public Inst. For Social Security                           17.814%
                                         1001 19th St., N. 16th Flr.
                                         Arlington, VA 22209
---------------------------------------- -------------------------------------------------- ------------------------
N/I GROWTH FUND                          Charles Schwab & Co. Inc                                   7.515%
                                         Special Custody Account for the Exclusive
                                         Benefit of Customers
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------- -------------------------------------------------- ------------------------

---------------------------------------- -------------------------------------------------- ------------------------
                                         SHAREHOLDER NAME
FUND NAME                                AND ADDRESS                                        PERCENTAGE OF FUND HELD
---------------------------------------- -------------------------------------------------- ------------------------

                                         Citibank North America Inc.                                43.606%
                                         Trst. Sargent & Lundy Retirement Trust
                                         DTD. 06/01/96
                                         Mutual Fund Unit
                                         Bld. B Floor 1 Zone 7
                                         3800 Citibank Center Tampa
                                         Tampa, FL 33610-9122
---------------------------------------- -------------------------------------------------- ------------------------
                                         Louisa Stude Sarofim Foundation                            6.333%
                                         c/o Nancy Head
                                         DTD. 01/04/91
                                         1001 Fannin 4700
                                         Houston, TX 77002
---------------------------------------- -------------------------------------------------- ------------------------
                                         U.S. Equity Investment Portfolio LP                        7.965%
                                         1001 N. US Hwy. One Suite 800
                                         Jupiter, FL 33477
---------------------------------------- -------------------------------------------------- ------------------------
N/I GROWTH AND VALUE FUND                Charles Schwab & Co. Inc.                                  20.546%
                                         Special Custody Account for the Exclusive
                                         Benefit of Customers
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------- -------------------------------------------------- ------------------------
                                         National Investors Services Corp.                          7.177%
                                         For the Exclusive Benefit of our Customers
                                         S. 55 Water St. 32nd Floor
                                         New York, NY 10041-3299
---------------------------------------- -------------------------------------------------- ------------------------
N/I LARGER CAP VALUE FUND                Charles Schwab & Co. Inc                                   57.838%
                                         Special Custody Account for the Exclusive
                                         Benefit of Customers
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------- -------------------------------------------------- ------------------------
                                         FTC & Co.                                                  10.526%
                                         Attn: Datalynx 241
                                         Attn: Datalynx 273
                                         P. O. Box 173736
                                         Denver, CO 80217-3736
---------------------------------------- -------------------------------------------------- ------------------------
N/I SMALL CAP VALUE FUND                 State Street Bank and Trust Company                        54.161%
                                         FBO Yale Univ. Ret. Pl. for Staff Emp.
                                         State Street Bank & Tr. Co.
                                         Master Tr. Div.
                                         Attn: Kevin Sutton
                                         Solomon Williard Bldg.
                                         One Enterprise Dr.
                                         North Quincy, MA 02171
---------------------------------------- -------------------------------------------------- ------------------------

---------------------------------------- -------------------------------------------------- ------------------------
                                         SHAREHOLDER NAME
FUND NAME                                AND ADDRESS                                        PERCENTAGE OF FUND HELD
---------------------------------------- -------------------------------------------------- ------------------------

                                         Yale University                                            26.939%
                                         Trst. Yale University Ret. Health Bene. Tr.
                                         Attention: Seth Alexander
                                         230 Prospect St.
                                         New Haven, CT 06511
---------------------------------------- -------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND INST      Shady Side Academy Endowment                               5.631%
SHARES                                   423 Fox Chapel Rd.
                                         Pittsburgh, PA 15238
---------------------------------------- -------------------------------------------------- ------------------------
                                         Charles Schwab & Co., Inc.                                 7.311%
                                         Special Custody Account for
                                           Bene. of Cust.
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------- -------------------------------------------------- ------------------------
                                         Swanee Hunt and Charles Ansbacher Trst.                    17.122%
                                         The  Hunt Alternatives Fund
                                         c/o Elizabeth Alberti
                                         168 Brattle St.
                                         Cambridge, MA 02138
---------------------------------------- -------------------------------------------------- ------------------------
                                         Union Bank of California                                   9.643%
                                         FBO Service Employees BP 610001265-01
                                         P. O. Box 85484
                                         San Diego, CA 92186
---------------------------------------- -------------------------------------------------- ------------------------
                                         US Bank National Association                               17.536%
                                         FBO A-Dec Inc. DOT 093098
                                         Attn: Mutual Funds A/C 97307536
                                         P. O. Box 64010
                                         St. Paul, MN 55164-0010
---------------------------------------- -------------------------------------------------- ------------------------
                                         Northern Trust Company                                     16.644%
                                         FBO AEFC Pension Trust
                                         A/C 22-53582
                                         P. O. Box 92956
                                         Chicago, IL 60675
---------------------------------------- -------------------------------------------------- ------------------------
                                         James B. Beam                                              5.206%
                                         Trst World Publishing Co. Pft Shr Trust
                                         P.O. Box 1511
                                         Wenatchee, WA 98807
---------------------------------------- -------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP FUND           Charles Schwab & Co. Inc.                                  66.397%
INVESTOR SHARES                          Special Custody Account for Bene. of Cust.
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------- -------------------------------------------------- ------------------------
                                         Jupiter & Co.                                              6.380%
                                         c/o Investors Bank
                                         PO Box 9130 FPG90
                                         Boston, MA 02110
---------------------------------------- -------------------------------------------------- ------------------------

---------------------------------------- -------------------------------------------------- ------------------------
                                         SHAREHOLDER NAME
FUND NAME                                AND ADDRESS                                        PERCENTAGE OF FUND HELD
---------------------------------------- -------------------------------------------------- ------------------------

BOSTON PARTNERS MID CAP VALUE FUND       MAC & CO.                                                  5.642%
INST. SHARES                             A/C CHIF1001182
                                         FBO Childrens Hospital LA
                                         P.O. Box 3198
                                         Pittsburgh, PA 15230-3198
---------------------------------------- -------------------------------------------------- ------------------------
                                         John M. Pontius, Jr.                                       6.234%
                                         FBO Hartwick College
                                         West Street
                                         Queens, NY 13820
---------------------------------------- -------------------------------------------------- ------------------------
                                         MAC & CO.                                                  7.976%
                                         A/C LEMF5044062
                                         Mutual Funds Operations
                                         P.O. Box 3198
                                         Pittsburgh, PA 15230-3198
---------------------------------------- -------------------------------------------------- ------------------------
                                         The Northern Trust Company                                 5.046%
                                         FBO Thomas & Betts Master Retirement Trust
                                         Attn: Ellen Shea
                                         8155 T&B Blvd.
                                         Memphis, TN 38123
---------------------------------------- -------------------------------------------------- ------------------------
                                         Norwest Bank Minnesota                                     5.194%
                                         FBO McCormick & Co.
                                         PEN-BOSTON A/C 12778825
                                         P.O. Box 1533
                                         Minneapolis, MN 55480
---------------------------------------- -------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND INV   National Financial Svcs. Corp. for Exclusive               17.061%
SHARES                                   Bene. of Our Customers
                                         Sal Vella
                                         200 Liberty St.
                                         New York, NY 10281
---------------------------------------- -------------------------------------------------- ------------------------
                                         Charles Schwab & Co. Inc.                                  47.450%
                                         Special Custody Account for Bene. of Cust.
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------- -------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND                Boston Partners Asset Mgmt. L. P.                         26.464 %
INSTITUTIONAL SHARES                     Attn: Jan Penney
                                         28 State St.
                                         Boston, MA 02109
---------------------------------------- -------------------------------------------------- ------------------------
                                         Chiles Foundation                                          8.499%
                                         111 S.W. Fifth Ave.
                                         Ste. 4050
                                         Portland, OR 97204
---------------------------------------- -------------------------------------------------- ------------------------
                                         The Roman Catholic Diocese of                              53.382%
                                         Raleigh, NC
                                         General Endowment
                                         715 Nazareth St.
                                         Raleigh, NC 27606
---------------------------------------- -------------------------------------------------- ------------------------

---------------------------------------- -------------------------------------------------- ------------------------
                                         SHAREHOLDER NAME
FUND NAME                                AND ADDRESS                                        PERCENTAGE OF FUND HELD
---------------------------------------- -------------------------------------------------- ------------------------

                                         The Roman Catholic Diocese of                              11.654%
                                         Raleigh, NC
                                         Clergy Trust
                                         715 Nazareth St.
                                         Raleigh, NC 27606
---------------------------------------- -------------------------------------------------- ------------------------
BOSTON PARTNERS BOND FUND INVESTOR       Charles Schwab & Co. Inc                                   81.125%
SHARES                                   Special Custody Account for Bene. of Cust.
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------- -------------------------------------------------- ------------------------
                                         Stephen W. Hamilton                                        16.094%
                                         17 Lakeside Ln.
                                         N. Barrington, IL 60010
---------------------------------------- -------------------------------------------------- ------------------------
BOSTON PARTNERS                          Desmond J. Heathwood                                       8.329%
 SMALL CAP VALUE                         41 Chestnut St.
 FUND II - INSTITUTIONAL                 Boston, MA 02108
 SHARES
---------------------------------------- -------------------------------------------------- ------------------------
                                         Boston Partners Asset Mgmt. L. P.                          65.889%
                                         Attn: Jan Penney
                                         28 State St.
                                         Boston, MA 02109
---------------------------------------- -------------------------------------------------- ------------------------
                                         Wayne Archambo                                             6.622%
                                         42 DeLopa Circle
                                         Westwood, MA 02090
---------------------------------------- -------------------------------------------------- ------------------------
                                         David M. Dabora                                            6.622%
                                         11 White Plains Ct.
                                         San Anselmo, CA 94960
---------------------------------------- -------------------------------------------------- ------------------------
BOSTON PARTNERS                          National Financial Services Corp.                          29.153%
 SMALL CAP VALUE                         For the Exclusive Bene. of our Customers
 FUND II - INVESTOR                      Attn: Mutual Funds 5th Floor
 SHARES                                  200 Liberty St.
                                         1 World Financial Center
                                         New York, NY 10281
---------------------------------------- -------------------------------------------------- ------------------------
                                         Charles Schwab & Co., Inc.                                 25.078%
                                         Special Custody Account for Bene. of Cust.
                                         Attn: Mutual Funds
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------- -------------------------------------------------- ------------------------
                                         Scott J. Harrington                                        36.112%
                                         54 Torino Ct.
                                         Danville, CA 94526
---------------------------------------- -------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT FUND-         Boston Partners Asset Mgmt. L. P.                         100.000%
INSTITUTIONAL SHARES                     Attn: Jan Penney
                                         28 State St.
                                         Boston, MA 02109
---------------------------------------- -------------------------------------------------- ------------------------

---------------------------------------- -------------------------------------------------- ------------------------
                                         SHAREHOLDER NAME
FUND NAME                                AND ADDRESS                                        PERCENTAGE OF FUND HELD
---------------------------------------- -------------------------------------------------- ------------------------

BOSTON PARTNERS LONG/SHORT FUND-         Glenn P. Verrette and Laurie Jo Verrette                   6.690%
INVESTOR SHARES                          Jt. Ten. Wros.
                                         156 Osgood St.
                                         Andover, MA 01810
---------------------------------------- -------------------------------------------------- ------------------------
                                         Thomas Lannan and Kathleen Lannan                          89.987%
                                         Jt. Ten. Wros.
                                         P. O. Box 312
                                         Osterville, MA 02655
---------------------------------------- -------------------------------------------------- ------------------------
SCHNEIDER SMALL CAP VALUE FUND           Arnold C. Schneider III                                    13.637%
                                         SEP IRA
                                         826 Turnbridge Rd.
                                         Wayne, PA 19087
---------------------------------------- -------------------------------------------------- ------------------------
                                         SCM Retirement Plan                                        5.466%
                                         Profit Sharing Plan
                                         460 E. Swedesford Rd.
                                         Ste. 1080
                                         Wayne, PA 19087
---------------------------------------- -------------------------------------------------- ------------------------
                                         Ronald L. Gault                                            5.399%
                                         IRA
                                         439 W. Nelson St.
                                         Lexington VA 24450
---------------------------------------- -------------------------------------------------- ------------------------
                                         John Frederick Lyness                                      12.964%
                                         81 Hillcrest Ave.
                                         Summit, NJ 07901
---------------------------------------- -------------------------------------------------- ------------------------
                                         Mark Shevitz                                               7.206%
                                         Rollover IRA
                                         65 Wardell St.
                                         Rumson, NJ 07760
---------------------------------------- -------------------------------------------------- ------------------------

         As of November 17, 1999, the directors and officers as a group owned less than 1% of the Company's Shares.


                        INVESTMENT ADVISORY, DISTRIBUTION
                           AND SERVICING ARRANGEMENTS

         ADVISORY AGREEMENTS.

         Boston Partners renders advisory services to the Funds pursuant to Investment Advisory Agreements dated October 16, 1996 with respect to the Bond and Large Cap Value Funds, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Small Cap Value Fund II (formerly the Micro Cap Value Fund) and November 13, 1998 with respect to the Long/Short Equity Fund (the "Advisory Agreements"). Boston Partners' general partner is Boston Partners, Inc.

         Boston Partners has investment discretion for the Funds and will make all decisions affecting the assets of the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. Boston Partners will select investments for the Funds. For its services to the Funds, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 0.40% of the Bond Fund's average daily net assets, 2.25% of the Long/Short Equity Fund's average daily net assets, 0.75% of the Large Cap Value Fund's average daily net assets, 0.80% of the Mid Cap Value Fund's average daily net assets and 1.25% of the Small Cap Value Fund's average daily net assets. Until December 31, 2000, Boston Partners has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for :
1) the Institutional Class of the Boston Partners Bond Fund, Boston Partners Long/Short Equity Fund, Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund and Boston Partners Small Cap Value Fund II of 0.60%, 2.95%, 1.00%, 1.00% and 1.55%, respectively and 2) the Investor Class of the Boston Partners Bond Fund, Boston Partners Long/Short Equity Fund, Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund and Boston Partners Small Cap Value Fund II of 0.82%, 3.17%, 1.22%, 1.22% and 1.77%, respectively. There can be no assurance that Boston Partners will continue such waivers thereafter.

         For the fiscal years ended August 31, 1999, 1998 and 1997 the Fund paid Boston Partners advisory fees and Boston Partners waived advisory fees as follows:

                               ADVISORY FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)               WAIVERS                REIMBURSEMENTS
----                             --------------                -------                --------------

FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                      $0                    $56,220                     $72,841
Long/Short Equity 1                       $0                    $12,727                    $121,414
Large Cap Value                     $450,337                   $109,852                          $0
Mid Cap Value                       $926,862                   $128,384                          $0
Small Cap Value                           $0                    $18,140                    $129,809

FISCAL YEAR ENDED AUGUST 31, 1998

Bond 2                                    $0                    $34,418                     $54,244
Large Cap Value                     $250,634                   $112,482                          $0
Mid Cap Value                       $235,623                    $84,082                     $30,520
Small Cap Value 3                         $0                     $3,155                     $19,063


FISCAL YEAR ENDED AUGUST 31, 1997

Large Cap Value 4                     $5,635                    $57,752                     $26,104
Mid Cap Value 5                           $0                     $3,606                     $32,554

1 Commenced operations November 17, 1998.
2 Commenced operations December 30, 1997.
3 Commenced operations July 1, 1998.
4 Institutional class commenced operations January 2, 1997 and Investor Class commenced operations January 16, 1997.
5 Commenced operations June 2, 1997.

         Each class of the Funds bears its own expenses not specifically assumed by Boston Partners. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Boston Partners; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers;
(g) organizational costs; (h) fees to the investment adviser and PFPC; (i) fees and expenses of officers and directors who are not affiliated with a portfolios' investment adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

         Under the Advisory Agreement, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

         The Advisory Agreements were most recently approved on July 28, 1999 by vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by the initial shareholder of each class of the Funds. The Advisory Agreements are terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days' written notice to Boston Partners. The Advisory Agreements may also be terminated by Boston Partners on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.

         PFPC Trust Company is custodian of the Funds' assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Funds' operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, PFPC Trust Company receives a fee, which is calculated based upon each Fund's average daily gross assets as follows: $.18 per $1,000 on the first $100 million of average daily gross assets; $.15 per $1,000 on the next $400 million of average daily gross assets; $.125 per $1,000 on the next $500 million of average daily gross assets; and $.10 per $1,000 on average daily gross assets over $1 billion, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

         PFPC Inc. ("PFPC"), an affiliate of PFPC Trust Company, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Funds. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

         ADMINISTRATION AGREEMENT.

         PFPC serves as administrator to the Funds pursuant to Administration and Accounting Services Agreements dated October 16, 1996 with respect to the Bond and Large Cap Value

Funds, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Small Cap Value Fund II (formerly the Micro Cap Value Fund) and November 13, 1998 with respect to the Long/Short Equity Fund (the "Administration Agreements"). PFPC has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. For its services to the Funds, PFPC is entitled to receive a fee calculated at an annual rate of .125% of each Fund's average daily net assets, with a minimum annual fee of $75,000 payable monthly on a pro rata basis. PFPC is currently waiving one-half of its minimum annual fee on the Bond Fund, Small Cap Fund and the Long/Short Equity Fund.

         For the fiscal years ended August 31, 1999, 1998 and 1997, the Funds paid PFPC administration fees as follows:

                            ADMINISTRATION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)               WAIVERS                REIMBURSEMENTS
----                             --------------                -------                --------------

FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                 $37,499                    $37,501                      $0
Long/Short Equity 1                  $31,250                    $31,250                      $0
Large Cap Value                      $93,735                         $0                      $0
Mid Cap Value                       $164,882                         $0                      $0
Small Cap Value                      $37,500                    $37,500                      $0

FISCAL YEAR ENDED AUGUST 31, 1998

Bond 2                               $25,201                    $25,202                      $0
Large Cap Value                      $55,792                    $22,142                      $0
Mid Cap Value                        $57,653                    $22,352                      $0
Small Cap Value 3                     $6,250                     $6,250                      $0


FISCAL YEAR ENDED AUGUST 31, 1997

Large Cap Value 4                    $25,000                    $25,000                      $0
Mid Cap Value 5                       $9,166                     $9,167                      $0

1 Commenced operations November 17, 1998.
2 Commenced operations December 30, 1997.
3 Commenced operations July 1, 1998.
4 Institutional class commenced operations January 2, 1997 and Investor Class commenced operations January 16, 1997.
5 Commenced operations June 2, 1997.

         The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

         DISTRIBUTION AGREEMENT.

         Provident Distributors, Inc. ("PDI"), whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961, serves as the distributor of the Funds pursuant to the terms of a distribution agreement, dated as of June 25, 1999, (the "Distribution Agreement") on behalf of the Institutional and Investor Classes. Pursuant to the Distribution Agreement and the Plans of Distribution, as amended, for the Investor Class (together, the "Plans"), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will use appropriate efforts to solicit orders for the sale of each Fund's Shares. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Investor Class, at the annual rate set forth in the Prospectus.

         For the fiscal years ended August 31, 1999, 1998 and 1997, the Investor Class of each of the Funds below paid the Distributor fees as follows: 1

                             DISTRIBUTION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)               WAIVERS                REIMBURSEMENTS
----                             --------------                -------                --------------

FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                  $4,158                    $16,630                      $0
Long/Short Equity 2                     $219                       $874                      $0
Large Cap Value Fund                 $20,836                    $83,346                      $0
Mid Cap Value                        $38,745                   $154,978                      $0
Small Cap Value                         $365                     $1,458                      $0

FOR THE PERIOD MAY 29, 1998 THROUGH AUGUST 31, 1998

Bond                                  $1,294                     $4,063                      $0
Large Cap Value Fund                  $3,387                        $22                      $0
Mid Cap Value                         $6,827                    $21,843                      $0
Small Cap Value 3                        $54                         $0                      $0

1 Of the fee amounts disclosed above, $0 was retained by the Distributor. 2 Commenced operations November 17, 1998.
3 Commenced operations July 1, 1998.

         For the period September 1, 1997 through May 29, 1998, both the Institutional Class and Investor Class of the Fund paid the Company's previous distributor, Counsellors Securities, Inc. ("Counsellors"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., with a principal business address of 466 Lexington Avenue, New York, New York 10071, distribution fees as follows:

                             DISTRIBUTION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)               WAIVERS                REIMBURSEMENTS
----                             --------------                -------                --------------

Bond (Institutional)3                 $1,986                     $5,461                      $0
Bond (Investor)3                         $54                         $0                      $0
Large Cap Value                      $10,283                    $28,278                      $0
(Institutional)
Large Cap Value                         $878                     $1,317                      $0
(Investor)
Mid Cap Value                         $8,284                    $22,780                      $0
(Institutional)
Mid Cap Value                           $950                     $1,425                      $0
(Investor)

3 Commenced operations December 30, 1997.

         For the period ended August 31, 1997, the Large Cap Value and Mid Cap Value Funds paid Counsellors fees as follows:

                             DISTRIBUTION FEES PAID
                               (AFTER WAIVERS AND
FUND                             REIMBURSEMENTS)    WAIVERS      REIMBURSEMENTS
----                             --------------     -------      --------------

Large Cap Value Fund                  $3,325              $0            $0
(Institutional)4
Large Cap Value Fund                    $155              $0            $0
(Investor)5
Mid Cap Value                           $161              $0            $0
(Institutional)6
Mid Cap Value                            $77              $0            $0
(Investor)6

4 Commenced operations January 2, 1997.
5 Commenced operations January 16, 1997.
6 Commenced operations June 2, 1997.

         Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's directors, including the 12b-1 Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund's shares of the Investor Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company's directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such directors who are not "interested persons" of the Company.

         Mr. Sablowsky, a director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc., a broker-dealer.

         ADMINISTRATIVE SERVICES AGENT.

         Provident Distributors, Inc. ("PDI") provides certain administrative services to the Institutional Class of each Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated June 25, 1999, between the Company and PDI. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the average daily net assets of the Institutional Class.

PDI is currently waiving fees in excess of .03% of each Fund's average daily net assets. For the fiscal years ended August 31, 1999 and August 31, 1998, PDI received administrative services fees from the Institutional Class of the Funds below as follows:

                                          ADMINISTRATIVE SERVICES
FUND                                       FEES (AFTER WAIVERS)       WAIVERS
----                                       --------------------       -------

FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                                $4,158             $16,630
Long/Short Equity 1                                   $219                $874
Large Cap Value                                    $20,836             $83,346
Mid Cap Value                                      $38,745            $154,978
Small Cap Value                                       $365              $1,458

PERIOD MAY 29, 1998 THROUGH AUGUST 31, 1998

Bond                                                $3,155              $9,524
Large Cap Value                                    $24,042              $6,662
Mid Cap Value                                      $13,741             $44,606
Small Cap Value 2                                      $69              $2,277

1 Commenced operations November 17, 1998.
2 Commenced operations July 1, 1998.


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors and applicable rules, Boston Partners is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, Boston Partners seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Boston Partners generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

         No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Boston Partners may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of Boston Partners. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Boston Partners under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Boston Partners determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Boston Partners to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

         The following chart shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years:

FUND                              1999               1998             1997
----                              ----               ----             ----

Bond 1                             $665                $804            N/A
Long/Short Equity 2             $19,409                 N/A            N/A
Large Cap Value 3              $211,118            $165,408            N/A
Mid Cap Value 4                $790,052            $326,951            N/A
Small Cap Value 5                $3,631                 N/A            N/A

1 Commenced operations December 30, 1997.
2 Commenced operations November 17, 1998.
3 Institutional class commenced operations January 2, 1997 and Investor Class commenced operations on January 16, 1997.
4 Commenced operations June 2, 1997.
5 Commenced operations July 1, 1998.

         The Funds are required to identify any securities of the Company's regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 1999, the following Funds held the following securities:

FUND                                       SECURITY                  VALUE
----                                       --------                  -----

Bond                                            None                   $0
Long/Short Equity          Goldman Sachs Group, Inc.              $11,963
Large Cap Value                 Morgan Stanley & Co.             $257,437
Mid Cap Value                                   None                   $0
Small Cap Value                                 None                   $0

         Investment decisions for each Fund and for other investment accounts managed by Boston Partners are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.


                       PURCHASE AND REDEMPTION INFORMATION

         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

         The computation of the hypothetical offering price per share of an Institutional and Investor Share of the Funds based on the value of each Fund's net assets on August 31, 1999 and each Fund's Institutional and Investor Shares outstanding on such date is as follows:

         INSTITUTIONAL CLASS.

                                        LONG/SHORT       LARGE CAP          MID CAP           SMALL CAP
                          BOND            EQUITY           VALUE              VALUE             VALUE
                          ----            ------           -----              -----             -----

Net assets            $12,041,031        $940,793        $53,111,553        $173,223,501      $1,308,557

Outstanding shares     1,280,021          99,500          4,388,660          15,100,118         150,988

Net asset value          $9.41             $9.46            $12.24             $11.47            $8.67
per share

Maximum sales             ___               ___              ___                ___               ___
charge


Maximum offering         $9.41             $9.46            $12.24             $11.47            $8.67
price to public


         INVESTOR CLASS.

                                        LONG/SHORT       LARGE CAP          MID CAP           SMALL CAP
                          BOND            EQUITY           VALUE              VALUE             VALUE
                          ----            ------           -----              -----             -----

Net assets               $188,379          $230,714       $1,637,506       $2,762,170         $292,973

Outstanding shares        19,900            24,477         132,520           242,821           33,859

Net asset value           $9.47             $9.43           $12.36           $11.38            $8.65
per share

Maximum sales              ___               ___             ___               ___              ___
charge

Maximum offering          $9.47             $9.43           $12.36           $11.38            $8.65
price to public

                               VALUATION OF SHARES

         The net asset values per share of each class of the Fund are calculated as of the close of the NYSE, generally 4:00 p.m. Eastern Time on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Net asset value per share, the value of an individual share in a fund, is computed by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class. The net asset values of each class are calculated independently of the other classes. Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity.

         In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on a Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                             PERFORMANCE INFORMATION

         TOTAL RETURN.

         The Funds may from time to time advertise "average annual total return." Each Fund computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                   P(1+T)n = ERV

         Where :        T     =    average annual total return;

                      ERV     =    ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                        P     = hypothetical initial payment of $1,000; and

                        n = period covered by the computation, expressed in years.

         And when solving for T:

                                                             ERV       1/n
                                                     T = [(-------) - 1]
                                                              P

         The Funds, when advertising "aggregate total return," compute such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                              ERV
                  Aggregate Total Return             T = [(-------) -    1]
                                                               P

         The calculations are made assuming that: (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (2) all recurring fees charged to all shareholder accounts are included; and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

         Calculated according to the SEC Rules, the average annual total returns for the Funds for the fiscal years ending August 31, 1999, 1998 and 1997 were as follows:

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                    ----------------------------
FUND                                                INSTITUTIONAL       INVESTOR
----                                                -------------       --------

FOR THE FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                                     3.10%            2.85%
Long/Short Equity1                                      (5.40)%          (5.70)%
Large Cap Value                                         10.67%            9.85%
Mid Cap Value                                            6.97%            6.84%
Small Cap Value                                        (11.48)%         (11.66)%

FOR THE FISCAL YEAR ENDED AUGUST 31, 1998

Large Cap Value                                          6.97%            5.75%
Mid Cap Value                                           (3.16%)          (3.19%)

FOR THE FISCAL YEAR ENDED AUGUST 1997

Large Cap Value2                                        24.60%           22.06%
Mid Cap Value3                                          10.10%           10.10%

1 Commenced operations November 17, 1998.

2 The Institutional Class commenced operations January 2, 1997 and the Investor
  Class commenced operations January 16, 1997.

3 The Mid Cap Value Fund commenced operations June 2, 1997.

         Calculated according to the above formula, the aggregate total returns for the Funds were as follows:

                                                        AGGREGATE TOTAL RETURN
                                                    ----------------------------
FUND                                                INSTITUTIONAL       INVESTOR
----                                                -------------       --------

FOR THE FISCAL YEAR ENDED AUGUST 31, 1999

Bond                                                     0.42%            0.17%
Long/Short Equity                                       (5.40)%          (5.70)%
Large Cap Value                                         17.12%           16.86%
Mid Cap Value                                           21.08%           20.81%
Small Cap Value                                         13.78%           13.37%

FOR THE FISCAL YEAR ENDED AUGUST 31, 1998

Bond                                                     4.79%            4.63%
Large Cap Value                                         11.85%            9.51%
Mid Cap Value                                           (3.92%)          (3.96%)

FOR THE FISCAL YEAR ENDED AUGUST 31, 1997

Large Cap Value                                         24.60%           22.06%
Mid Cap Value                                           10.10%           10.10%

         Investors should note that the total return figures are based on historical earnings and are not intended to indicate future performance.


                                      TAXES

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that a Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortball is large enough, the Fund could be disqualified as a regulated investment company.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year and capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Funds may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of its dividends paid to any shareholder: (1) who has provided either an incorrect tax identification number or no number at all;
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

                  ADDITIONAL INFORMATION CONCERNING RBB SHARES

         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Classes QQ, RR, SS, TT, UU, VV, WW, DDD, EEE, III and JJJ constitute the Funds described herein. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.


                                          NUMBER OF                                                    NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------

A (Growth & Income)                           100             YY (Schneider Capital Small Cap
                                                              Value)                                      100
B                                             100             ZZ                                          100
C (Balanced)                                  100             AAA                                         100
D  (Tax-Free)                                 100             BBB                                         100
E (Money)                                     500             CCC                                         100
F (Municipal Money)                           500             DDD (Boston Partners
                                                              Institutional Small Cap II)                 100
G (Money)                                     500             EEE (Boston Partners Investors
                                                              Small Cap II)                               100
H (Municipal Money)                           500             FFF                                         100
I (Sansom Money)                             1500             GGG                                         100
J (Sansom Municipal Money)                    500             HHH                                         100
K (Sansom Government Money)                   500             III (Boston Partners
                                                              Institutional Long/Short Equity)            100
L (Bedford Money)                            1500             JJJ (Boston Partners Investors
                                                              Long/Short Equity)                          100
M (Bedford Municipal Money)                   500             KKK (Boston Partners
                                                              Institutional Long-Short Equity)            100
N (Bedford Government Money)                  500             LLL (Boston Partners Investors
                                                              Long-Short Equity)                          100
O (Bedford N.Y. Money)                        500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                            100             Class NNN (Bogle Institutional
                                                              Small Cap Growth)                           100
Q                                             100             Class OOO (Bogle Investors Small
                                                              Cap Growth)                                 100
R (Municipal Money)                           500             Janney (Money)                             3000
S (Government Money)                          500             Janney (Municipal Money)                    200
T                                             500             Janney (Government Money)                   700
U                                             500             Janney (N.Y. Money)                         100
V                                             500             Select (Money)                              700
W                                             100             Beta 2 (Municipal Money)                     1
X                                             50              Beta 3 (Government Money)                    1
Y                                             50              Beta 4 (N.Y. Money)                          1
Z                                             50              Principal Class (Money)                     700
AA                                            50              Gamma 2 (Municipal Money)                    1
BB                                            50              Gamma 3 (Government Money)                   1
CC                                            50              Gamma 4 (N.Y. Money)                         1
DD                                            100             Delta 1 (Money)                              1
EE                                            100             Delta 2 (Municipal Money)                    1
FF (n/i numeric Micro Cap)                    50              Delta 3 (Government Money)                   1
GG (n/i numeric Growth)                       50              Delta 4 (N.Y. Money)                         1
HH (n/i numeric Mid Cap)                      50              Epsilon 1 (Money)                            1
II                                            100             Epsilon 2 (Municipal Money)                  1
JJ                                            100             Epsilon 3 (Government Money)                 1
KK                                            100             Epsilon 4 (N.Y. Money)                       1

                                      -50-

                                          NUMBER OF                                                    NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
------------------------------------- --------------------    ----------------------------------- --------------------

LL                                            100             Zeta 1 (Money)                               1
MM                                            100             Zeta 2 (Municipal Money)                     1

NN                                            100             Zeta 3 (Government Money)                    1
OO                                            100             Zeta 4 (N.Y. Money)                          1
PP                                            100             Eta 1 (Money)                                1
QQ (Boston Partners Institutional
Large Cap)                                    100             Eta 2 (Municipal Money)                      1
RR (Boston Partners Investors Large
Cap)                                          100             Eta 3 (Government Money)                     1
SS (Boston Partners Advisor Large
Cap)                                          100             Eta 4 (N.Y. Money)                           1
TT (Boston Partners Investors Mid
Cap)                                          100             Theta 1 (Money)                              1
UU (Boston Partners Institutional
Mid Cap)                                      100             Theta 2 (Municipal Money)                    1
VV (Boston Partners Institutional
Bond)                                         100             Theta 3 (Government Money)                   1
WW (Boston Partners Investors Bond)           100
XX (n/i numeric Larger Cap)                    50             Theta 4 (N.Y. Money)                         1



         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market Portfolios.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                  MISCELLANEOUS

         COUNSEL.

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS.

         PricewaterhouseCoopers LLP, serves as the Company's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Company's financial statements.


                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.


                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  `NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   Law Offices
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996

                                                  December 11, 2000

VIA EDGAR TRANSMISSION
----------------------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:      The RBB Fund, Inc. (the "Registrant")
                           REGISTRATION NOS. 33-20827/811-05518

Ladies and Gentlemen:

                  On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, transmitted herewith for filing are the Registrant's Supplements dated December 11, 2000 to the Boston Partners Family of Funds Institutional and Investor Class Prospectuses, each dated December 1, 1999 (as revised March 28, 2000) and Registrant's Statement of Additional Information for the Boston Partners Family of Funds dated December 1, 1999 (as revised March 31, 2000 and December 11, 2000).

                  If you have any questions about the enclosed, please call me at (215) 988-2918.

                                                Very truly yours,

                                                /S/ KATHRYN R. WILLIAMS
                                                -----------------------
                                                Kathryn R. Williams

KRW:kmr
Enclosures

cc:      Michael P. Malloy, Esq. (w/o enclosures)